Mineral Interests	12 Months Ended
Dec. 31, 2018
Mineral Interests [Abstract]
Mineral Interests

7.	Mineral Interests

Mineral interest expenditures on projects are considered as exploration and evaluation and their related costs consist of the following:

($000s)	Balance January 1, 2018	Expenditures / Acquisitions 2018	Recoveries 2018	Balance December 31, 2018
KSM	248,561	28,025	-	276,586
Courageous Lake	69,587	4,060	-	73,647
Iskut	25,221	3,810	-	29,031
Snowstorm	13,995	1,274	-	15,269
Grassy Mountain	771	-	-	771
	358,135	37,169	-	395,304

($000s)	Balance January 1, 2017	Expenditures / Acquisitions 2017	Recoveries 2017	Balance December 31, 2017
KSM	233,662	14,899	-	248,561
Courageous Lake	68,702	885	-	69,587
Iskut	19,795	7,311	(1,885)	25,221
Snowstorm	-	13,995	-	13,995
Grassy Mountain	771	-	-	771
	322,930	37,090	(1,885)	358,135

Continued exploration of the Company’s mineral properties is subject to certain lease payments, project holding costs, rental fees and filing fees.

a)	KSM (Kerr-Sulphurets-Mitchell)

In 2001, the Company purchased a 100% interest in contiguous claim blocks in the Skeena Mining Division, British Columbia. The vendor maintains a 1% net smelter royalty interest on the project, subject to maximum aggregate royalty payments of $4.5 million. The Company is obligated to purchase the net smelter royalty interest for the price of $4.5 million in the event that a positive feasibility study demonstrates a 10% or higher internal rate of return after tax and financing costs.

In July 2009, the Company agreed to acquire various mineral claims immediately adjacent to the KSM property for further exploration and possible mine infrastructure use. The terms of the agreement required the Company to pay $1 million in cash, issue 75,000 shares and pay advance royalties of $100,000 per year for 10 years commencing on closing of the agreement. The acquired claims are subject to a 4.5% net smelter royalty from which the advance royalties are deductible.

In 2011 and 2012, the Company completed agreements granting a third party an option to acquire a 2% net smelter royalty on all gold and silver production sales from KSM for a payment equal to the lesser of $160 million or US$200 million. The option is exercisable for a period of 60 days following the announcement of receipt of all material approvals and permits, full project financing and certain other conditions for the KSM Project.

b)	Courageous Lake

In 2002, the Company purchased a 100% interest in the Courageous Lake gold project from Newmont Canada Limited and Total Resources (Canada) Limited (“the Vendors”) for US$2.5 million. The Courageous Lake gold project consists of mining leases located in Northwest Territories of Canada.

c)	Iskut

On June 21, 2016, the Company purchased 100% of the common shares of SnipGold Corp. (“SnipGold”) which owns the Iskut Project, located in northwestern British Columbia.

In 2017, the Company entered into an agreement with Colorado Resources Ltd. (“Colorado”) whereby Colorado agreed to purchase SnipGold’s 49% interest in the KSP Project (“KSP”) which adjoins the Iskut Project. The transaction resulted in Colorado owning a 100% interest in the KSP Project upon the payment to the Company of $1.0 million in cash, 2,000,000 Colorado common shares, with a fair value of $0.8 million, and a 2% net smelter return (“NSR”) on the property. Half of the NSR can be repurchased at any time for $2.0 million. The Company obtained its interest in the KSP Project as part of its acquisition of SnipGold Corp. in June 2016. At the time of the SnipGold acquisition, the KSP Project was subject to an exploration earn-in agreement in favour of Colorado as operator. In May 2017, Colorado earned a 51% interest in KSP with the payment of $0.1 million. The disposition was recorded as a derecognition of the carrying value of KSP within mineral interests on the consolidated statements of financial position.

d)	Snowstorm

On June 7, 2017, the Company purchased 100% of the common shares of Snowstorm Exploration LLC (“Snowstorm”) which owns the Snowstorm Project, located in northern Nevada. On the acquisition date, the Company issued 700,000 common shares, with a fair value of $14.39 per share and 500,000 common share purchase warrants with a fair value of $6.55 per common share purchase warrant for a combined fair value of $13.3 million. The common share purchase warrants are exercisable for four years from the date of acquisition, at $15.65 per share. In addition, the Company has agreed to make a conditional cash payment of US$2.5 million if exploration activities at the Snowstorm Project result in defining a minimum of five million ounces of gold resources compliant with National Instrument 43-101 and a further cash payment of US$5.0 million on the delineation of an additional five million ounces of gold resources. The Company incurred $1.0 million of acquisition costs. Based on the relative fair values of the net assets acquired, $14 million was added to mineral interests on the consolidated statements of financial position.

e)	Other Nevada Projects

In 2017, the Company disposed of its leasehold interest in the Castle Black Rock Project and received 1,500,000 common shares of Columbus Gold Corp., with a fair value of $1.4 million. All historical costs related to the Castle Black Rock Project had been recovered or impaired in years prior to 2017 and there was no carrying value recorded for the project at the time of receipt of the payment. As such, the fair value of the common shares received was recorded as a gain on the disposition of mineral interests on the consolidated statements of operations and comprehensive loss in 2017.

f)	Grassy Mountain

In 2000, the Company acquired an option on a 100% interest in mineral claims located in Malheur County, Oregon, USA. In March 2003, the Company complete the acquisition of the property.

During the period 2011 through 2016, the Company entered into various transactions which transferred the ownership of the Grassy Mountain mineral claims to Paramount, with the Company ultimately having the right to either delivery of a National Instrument 43-101 compliant feasibility study on the project, subsequent to the 10% net profits interest or pay the Company $10 million in cash, at the sole election of the Company by Paramount.

g)	Other mineral properties

i)	Red Mountain

In 2001, the Company purchased a 100% interest in an array of assets associated with mineral claims in the Skeena Mining Division, British Columbia, together with related project data and drill core, an owned office building and a leased warehouse, various mining equipment on the project site, and a mineral exploration permit which was associated with a cash reclamation deposit of $1 million.

In 2014, the Company entered into an agreement with IDM Mining (“IDM”) to option the Red Mountain Project.

Upon commencing commercial production IDM must pay the Company an additional $1.5 million and either an additional $4 million or sell to the Company up to 50,000 ounces of gold at a pre-determined price.

In 2017 IDM exercised its option to acquire the Red Mountain Project and the Company derecognized approximately $1.0 million of accrued reclamation liabilities. The Company released a reclamation deposit of $1.0 million into cash and pursuant to purchase agreements, made a third-party payment of $0.3 million. The derecognition of the reclamation liability net with the third-party payment resulted in a $0.8 million gain on the consolidated statements of operations and comprehensive loss.

(ii)	Quartz Mountain

In 2001, the Company purchased a 100% interest in mineral claims in Lake County, Oregon. The vendor retained a 1% net smelter royalty interest on unpatented claims acquired and a 0.5% net smelter royalty interest was granted to an unrelated party as a finder’s fee.

In 2011, subject to an agreement between the Company and Orsa Ventures Corp. (“Orsa”) the Company granted Orsa the exclusive option to earn a 100% interest in the Quartz Mountain gold property and all of Seabridge’s undivided 50% beneficial joint venture interest in an adjacent peripheral property. The agreement stipulated that Orsa would pay the Company $0.5 million on or before the fifth day following regulatory approval of the option agreement and make staged payments of $5 million in cash or common shares of Orsa, at the discretion of the Company. In 2013, Alamos Gold Inc. (“Alamos”) acquired Orsa and its option to acquire Quartz Mountain and the Company received the next staged payment of $2 million from Alamos. There is no carrying value recorded for Quartz Mountain as all historical acquisition and exploration costs have been fully recovered through option payments and other recoveries.

Upon the completion of a feasibility study, Alamos must pay the Company $3 million and either an additional $15 million or provide a 2% net smelter return royalty on production at Quartz Mountain, at the option of the Company.